================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 30, 2003


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

              PENNSYLVANIA                                 25-0900168
      (State or other jurisdiction                      (I.R.S. Employer
            of incorporation)                          Identification No.)


                               WORLD HEADQUARTERS
                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


================================================================================

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Explanatory Note: This filing on Form 8-K/A amends and restates in its entirety the Form 8-K filed by the registrant on July 30, 2003. This 8-K/A is being filed to correct the reconciliation of Debt to Equity included in the text of the 8-K which contained a typographical error. Additionally Exhibit 99.1 inadvertently excluded, in the Reconciliation to GAAP Cash Flow Information, the total Free Operating Cash Flow. The press release as filed with PR Newswire on July 30, 2003 and included on the Kennametal website did contain the appropriate information.

On July 30, 2003, Kennametal Inc. ("Kennametal") issued a press release announcing financial results for its fourth quarter and fiscal year ended June 30, 2003.

The press release contains non-GAAP (generally accepted accounting principles) financial measures, including gross profit, operating expense, operating income, net income (loss) and diluted EPS in each case excluding special items. The special items include: restructuring charges, Widia integration costs electronics and goodwill impairment. Kennametal management excludes these items in measuring and compensating internal performance to better understand underlying operations. We believe investors should have available the same information that management uses to measure and compensate performance. Kennametal management believes that presentation of these non-GAAP financial measures provides useful information into the results of operations of the company for the current, past and future periods.

Kennametal also presents free operating cash flow in the press release. Free operating cash flow is a non-GAAP presentation and is defined as cash provided by continuing operations (in accordance with GAAP) less capital expenditures and proceeds from asset disposals. Free operating cash flow is considered to be an important indicator of Kennametal's ability to generate liquidity because it better represents cash generated from operations that can be used for strategic initiatives, dividends or debt repayment.

Additionally, during our quarterly teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G.

Primary working capital
-----------------------
Primary working capital is a non-GAAP presentation and is defined as accounts receivable, net of allowance for doubtful accounts, plus inventories minus accounts payable. The most directly comparable GAAP number is working capital which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal's performance in managing certain assets and liabilities controllable at the business unit level and is used as such for internal performance measurement.

EBIT
----
EBIT is an acronym for Earnings Before Interest and Taxes and is not a calculation in accordance with GAAP. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company's operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP.

Adjusted sales
--------------
Kennametal adjusted sales as reported under GAAP for specific items including acquisitions and foreign currency translation. Management believes that adjusting the sales as reported under GAAP provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

Adjusted Gross Profit
---------------------
Kennametal adjusted gross profit as recorded under GAAP for specific items including Widia integration and restructuring charges. Management believes that the adjusted gross profit information is an important indicator of the Company's underlying operating performance.

Operating expense reconciliation:
--------------------------------
Kennametal adjusted operating expense as reported under GAAP for Widia Integration, Restructuring charges, Widia operating expense, foreign exchange and decreased pension income. Management believes that the adjusted operating expense provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

Debt-to-Capital:
----------------
Debt to equity in accordance with GAAP is defined as total debt divided by Stockholder's Equity and total debt. Debt to equity is defined by Kennametal as total current and long term debt divided by total Shareowner's equity plus minority interest plus total debt. Kennametal adjusted its debt to equity percentage for the additional minimum pension charge and electronics impairment that is recorded in equity. Management believes that the adjustment provides additional insight into the underlying capital structuring and performance of the company.

                              FINANCIAL HIGHLIGHTS

RECONCILIATION TO GAAP PRIMARY WORKING CAPITAL (UNAUDITED)




                                                             June 30,
                                                    ---------------------------
                                                       2003              2002
                                                    ---------         ---------
Current assets                                      $ 764,679         $ 637,384
Current liabilities                                   336,347           262,100
                                                    ---------         ---------
Working capital in accordance with GAAP               428,332           375,284


Excluded items:
Cash and cash equivalents                             (15,093)          (10,385)
Deferred income taxes                                 (79,564)          (71,375)
Other current assets                                  (42,119)          (31,447)
                                                    ---------         ---------
Total excluded current assets                       $(136,776)        $(113,207)

Adjusted current assets                               627,903           524,177

Short-term debt                                       (10,845)          (23,480)
Accrued liabilities                                  (205,649)         (137,034)
                                                    ---------         ---------
Total excluded current liabilities                  $(216,494)        $(160,514)

Adjusted current liabilities                          119,853           101,586

Primary working capital                             $ 508,050         $ 422,591

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS


                 KENNAMETAL INC. EBIT RECONCILIATION (UNAUDITED)


                                                   Quarter Ended                      Twelve Months Ended
                                                      June 30,                             June 30,
                                            ----------------------------          ----------------------------
                                               2003               2002               2003               2002
                                            ---------          ---------          ---------          ---------

     Operating income, as reported          $   5,875          $  30,834          $  67,925          $  91,317

     As % of sales                                1.3%               7.7%               3.9%               5.8%

     Adjusted other (income)(1)                (1,981)              (145)            (1,608)            (1,321)
                                            ---------          ---------          ---------          ---------
     EBIT                                       7,856             30,979             69,533             92,638

     Adjustments:

     Restructuring                              4,195              5,025             15,844             30,045
     Electronics impairment                    16,110               -                16,110               -
     Strong Tool divestiture                     -                 3,522               -                 3,522
     Widia integration                          3,681                144              7,685                144

                                            ---------          ---------          ---------          ---------
     EBIT, excluding special charges        $  31,842          $  39,670          $ 109,172          $ 126,349
                                            =========          =========          =========          =========

     As % of sales                                6.9%               9.8%               6.2%               8.0%

(1)  Other (income), as reported            $  (2,117)         $    (182)         $  (2,531)         $    (361)
     Minus Interest income                       (549)              (570)            (2,815)            (1,531)
     Plus Securitization fees                     413                533              1,892              2,491

                                            ---------          ---------          ---------          ---------
     Adjusted other (income)                $  (1,981)         $    (145)         $  (1,608)         $  (1,321)
                                            =========          =========          =========          =========



                                     -more-

MSSG SEGMENT (UNAUDITED):

                                       Quarter Ended                   Twelve Months Ended
                                          June 30,                           June 30,
                               -----------------------------      -----------------------------
                                    2003              2002             2003              2002
                               -----------       -----------      -----------       -----------

Sales, as reported             $   299,032       $   231,151      $ 1,123,175       $   897,157

Widia sales                        (43,038)                -         (162,427)                -
Foreign currency exchange          (23,694)                -          (57,311)                -

                               -----------       -----------      -----------       -----------
Adjusted sales                 $   232,300       $   231,151      $   903,437       $   897,157
                               ===========       ===========      ===========       ===========








MSSG EBIT (UNAUDITED):

                                             Quarter Ended             Twelve Months Ended
                                                June 30,                     June 30,
                                        -----------------------       -----------------------
                                          2003           2002           2003           2002
                                        --------       --------       --------       --------

MSSG Operating income, as reported      $ 24,139       $ 29,243       $ 90,627       $ 97,323

As % of sales                                8.1%          12.7%           8.1%          10.8%


Other income                               3,073          2,020          3,619          4,539
                                        --------       --------       --------       --------
EBIT                                      27,212         31,263         94,246        101,862

Adjustments:

MSSG restructuring                         3,134          2,104          9,060         10,245
Widia integration                          2,511              -          6,493              -
                                        --------       --------       --------       --------
EBIT, excluding special charges         $ 32,857       $ 33,367       $109,799       $112,107
                                        ========       ========       ========       ========
As % of sales                               11.0%          14.4%           9.8%          12.5%




                                     -more-

AMSG SEGMENT (UNAUDITED):


                                     Quarter Ended               Twelve Months Ended
                                        June 30,                       June 30,
                               -------------------------      -------------------------
                                  2003            2002           2003            2002
                               ---------       ---------      ---------       ---------

Sales, as reported             $  88,185       $  80,170      $ 319,223       $ 307,668

Widia acquisition                 (1,438)              -         (1,438)              -

Carmet acquisition                     -               -         (4,851)              -

Foreign currency exchange         (4,184)              -         (9,521)              -
                               ---------       ---------      ---------       ---------
Adjusted sales                 $  82,563       $  80,170      $ 303,413       $ 307,668
                               =========       =========      =========       =========



AMSG EBIT (UNAUDITED):


                                                             Quarter Ended                Twelve Months Ended
                                                                June 30,                        June 30,
                                                        ------------------------       ------------------------
                                                          2003            2002           2003            2002
                                                        --------        --------       --------        --------

AMSG Operating income (expense), as reported            $ (7,805)       $ 10,082       $ 17,348        $ 26,781

As % of sales                                              -8.9%            12.6%           5.4%            8.7%

Other income (expense)                                       111           1,139            (30)            847
                                                        --------        --------       --------        --------
EBIT                                                      (7,694)         11,221         17,318          27,628

Adjustments:

AMSG restructuring                                         1,224           1,424          4,406           7,997
Electronics impairment                                    16,110               -         16,110               -
Widia integration                                          1,170               -          1,192               -
                                                        --------        --------       --------        --------
EBIT, excluding special charges                         $ 10,810        $ 12,645       $ 39,026        $ 35,625
                                                        ========        ========       ========        ========
As % of sales                                               12.3%           15.8%          12.2%           11.6%



                                     -more-

J&L SEGMENT (UNAUDITED):


                                     Quarter Ended                Twelve Months Ended
                                        June 30,                       June 30,
                               -------------------------       -------------------------
                                  2003            2002            2003            2002
                               ---------       ---------       ---------       ---------

Sales, as reported             $  48,158       $  52,013       $ 196,170       $ 226,010

Strong Tool sales                      -          (1,651)              -         (25,860)
Foreign currency exchange           (546)              -          (1,982)              -
                               ---------       ---------       ---------       ---------
Adjusted sales                 $  47,612       $  50,362       $ 194,188       $ 200,150
                               =========       =========       =========       =========



J&L EBIT (UNAUDITED):

                                            Quarter Ended                Twelve Months Ended
                                               June 30,                        June 30,
                                       ------------------------        ------------------------
                                         2003            2002            2003            2002
                                       --------        --------        --------        --------

J&L Operating income, as reported      $    931        $  1,044        $  6,140        $   (681)

As % of sales                               1.9%            2.0%            3.1%            0.3%

Other (expense)                              (3)         (3,487)            (58)         (3,370)
                                       --------        --------        --------        --------
EBIT                                        928          (2,443)          6,082          (4,051)

Adjustments:
Loss on sale of strong tool                               3,522              --           3,522
J&L restructuring                           (64)            247           1,203          10,093
                                       --------        --------        --------        --------
EBIT, excluding special charges        $    864        $  1,326        $  7,285        $  9,564
                                       ========        ========        ========        ========
As % of sales                               1.8%            2.5%            3.7%            4.2%


                                     -more-

FSS SEGMENT (UNAUDITED):

                                    Quarter Ended               Twelve Months Ended
                                       June 30,                       June 30,
                               -------------------------      -------------------------
                                  2003            2002           2003            2002
                               ---------       ---------      ---------       ---------
Sales, as reported             $  28,390       $  39,564      $ 120,389       $ 152,907

Foreign currency exchange            (47)              -            (68)              -
                               ---------       ---------      ---------       ---------
Adjusted sales                 $  28,343       $  39,564      $ 120,321       $ 152,907
                               =========       =========      =========       =========




FSS EBIT (UNAUDITED):

                                          Quarter Ended               Twelve Months Ended
                                             June 30,                      June 30,
                                       ---------------------        ----------------------
                                        2003          2002           2003           2002
                                       -------       -------        -------        -------
FSS Operating income, as reported      $   264       $   215        $   (56)       $ 2,014

As % of sales                              0.9%          0.5%           0.0%           1.3%

Other (expense) income                       -          (100)            58           (163)
                                       -------       -------        -------        -------
EBIT                                       264           115              2          1,851
                                       =======       =======        =======        =======
Adjustments:

FSS restructuring                            -           335             38            635
                                       -------       -------        -------        -------
EBIT, excluding special charges        $   264       $   450        $    40        $ 2,486
                                       =======       =======        =======        =======
As % of sales                              0.9%          1.1%           0.0%           1.6%


                                    -more-

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS


RECONCILIATION TO GAAP - GROSS PROFIT (UNAUDITED)


                                                  QUARTER ENDED       QUARTER ENDED      TWELVE MONTHS ENDED  TWELVE MONTHS ENDED
                                                     JUNE 30,            JUNE 30,              JUNE 30,             JUNE 30,
                                               ------------------   ------------------   ------------------   -------------------
                                                            AS A %               AS A %              AS A %                AS A %
                                                 2003      OF SALES   2002     OF SALES    2003     OF SALES    2002     OF SALES
                                                 ----      --------   ----     --------    ----     --------    ----     --------

Gross Profit                                   $148,791      32.1%  $136,873      34.0%  $568,904      32.3%  $510,824      32.3%

Widia integration and restructuring charges       2,011       0.4%       357       0.1%     2,209       0.2%     2,727       0.1%
                                               --------      ----   --------      ----   --------      ----   --------      ----
Gross Profit, excluding special items          $150,802      32.5%  $137,230      34.1%  $571,113      32.5%  $513,551      32.4%
                                               ========      ====   ========      ====   ========      ====   ========      ====


OPERATING EXPENSE RECONCILIATION: (UNAUDITED)

                                                    Quarter ended    Quarter ended
                                                    June 30, 2003    June 30, 2002
                                                    -------------    -------------
Operating expense, as reported                         121,757          100,685

Integration costs                                       (1,670)            (155)
                                                     --------------------------

Operating expense, excluding special items             120,087          100,530

Less:

Widia operating expense                                 12,000                -

Unfavorable foreign exchange                             7,947                -

Decrease in pension income                               1,591                -
                                                     --------------------------

Operating expense, excluding special items
and Widia expense, foreign exchange
and decreased pension income                            98,549          100,530


DEBT TO EQUITY RECONCILIATION (UNAUDITED):          June 30, 2003
                                                    -------------
In accordance with GAAP                                 42.1%

Less: Adjustments                                       (0.6%)
                                                      --------

Adjusted debt to capital                                41.5%

Electronics impairment                                  (0.5%)

Excluding minimum pension adjustments                   (1.1%)
                                                      --------
Adjusted Debt to Equity net of pension                  39.9%
                                                      --------


                                      -end-

                                 Exhibit Index


Exhibit                      Description
-------                      -----------

99.1         Press Release dated July 30, 2003.  Furnished herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KENNAMETAL INC.



   Date:  August 14, 2003                By:   /s/ TIMOTHY A. HIBBARD
                                               ----------------------------
                                               Timothy A. Hibbard
                                               Corporate Controller and
                                               Chief Accounting Officer